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                                                                     Exhibit 1
                            JOINT FILING AGREEMENT


            The undersigned hereby agree as follows:

            (i) Each of them agrees that the Schedule 13D to which this Agreement is attached as an exhibit is filed on behalf of each of them.

            (ii)  Each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated:  December 30, 1998              GOLDER, THOMA, CRESSEY, RAUNER
                                       FUND IV, L.P.

                                       By: GTCR IV, L.P., its General Partner

                                       By: GOLDER, THOMA, CRESSEY, RAUNER,
                                           INC., its General Partner



                                       By: /s/ Carl D. Thoma
                                           ----------------------------------
                                           Name:  Carl D. Thoma
                                           Title:  Principal


                                       GTCR IV, L.P

                                       By: GOLDER, THOMA, CRESSEY, RAUNER,
                                           INC., its General Partner



                                       By: /s/ Carl D. Thoma
                                           ----------------------------------
                                           Name:  Carl D. Thoma
                                           Title:  Principal



                                       GOLDER, THOMA, CRESSEY, RAUNER, INC.



                                       By: /s/ Carl D. Thoma
                                           ----------------------------------
                                           Name:  Carl D. Thoma
                                           Title:  Principal



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